SUBSCRIPTION AGREEMENT

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SUBSCRIPTION AGREEMENT OR THE INFORMATION CONTAINED HEREIN.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  SUBSCRIBERS SHOULD MAKE AN INDEPENDENT DECISION WHEHTER THE OFFERING MEETS THEIR RISK TOLERANCE LEGAL. NO FEDEARL OR STATE SECURITIES COMMISSION HAS APPROVED, ENDORSED, OR RECOMMENDED THIS OFFERING.  NO INDEPENDENT PERSON HAS CONFIRMED THE ACCURACY OR TRUTHFULNESS OF THE DISCLOSURE CONTAINED HEREIN, NOR WHETHER IT IS COMPLETE.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Subscription Agreement (this “Subscription Agreement”) is made as of the ______ day of March, 2014, between NutraFuels, Inc., (“us”, “we” or “our”), a Florida Corporation and  ____________________, the Subscriber (“Subscriber”).

RECITALS

Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby irrevocably offers, subscribes for and agrees to purchase ________________ Units. Each Unit consists of one (1) share of common stock (the “Common Shares”) and one (1) warrant (“Warrant”) to purchase one (1) share of common stock (the “Underlying Shares). Each one (1) Warrant entitles Subscriber to purchase from Nutrafuels at any time or from time to time, on or after the date hereof and prior to the one year anniversary of the date hereof (the "Expiration Date"), one (1) share of fully paid and non-assessable Common Stock, at the price of $1.00 per share. The Units, Common Shares and Underlying Shares are collectively referred to herein as the Securities.

The Offering is being made by our officers and directors on a best efforts basis. At our discretion, we may also use the services of underwriters, broker-dealers registered with the Financial Industry Regulatory Authority (“FINRA”) and finders who will be paid commissions and/or fees of up to 12% of the proceeds we receive.

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Subscriber - Signature

We may utilize the proceeds of the Offering upon receipt.  There is no minimum amount we must receive from the Offering prior to utilizing the Offering Proceeds. We have agreed to accept the Subscriber’s offer to purchase the Securities based solely upon the representations made by the Subscriber set forth herein. We are executing and delivering this Subscription Agreement in reliance upon the exemptions from securities registration under the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws. The Subscriber understands and acknowledges that we are relying upon the representations and warranties of the Subscriber set forth in this Subscription Agreement without limitation.

The Subscriber undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Corporation, the Corporation, their partners and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfil any of his covenants or agreements under this Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Recitals. The above recitals are true and correct and also constitute the terms of this Subscription Agreement.

2.   Representations and Warranties.

The Subscriber undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Corporation, the Corporation, their partners and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfil any of his covenants or agreements under this Agreement.

As a material inducement for us to enter into this Subscription Agreement, Subscriber acknowledges that we have relied upon the following representations and warranties of the Subscriber:

2.1 Purchase for Subscriber’s Own Account.

The Subscriber is purchasing the Units for the Subscriber's own account and for Subscriber’s investment purposes and not with a view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.  The Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or Blue Sky Laws or an exemption from such registration is available.

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Subscriber - Signature

2.2  Accredited Investor Status and Suitability.

The Subscriber has read and understands Rule 501(a) of Regulation D of the Securities Act and represents that it is an “Accredited Investor” as that term is defined by Rule 501(a). Subscriber further represents that the Subscriber is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to a variety of sophisticated and complex investments that present investment decisions like those involved in the purchase of the Securities. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading, interpreting and understanding financial statements and evaluating the merits and risks of an investment in the Securities and has the net worth to undertake such risks. Subscriber has invested in the common stock or other securities of companies comparable to us that involve non-trading, and/or thinly traded securities and penny stocks, unregistered securities, restricted securities and high-risk investments. The Subscriber represents that in addition to Subscriber’s  own ability to evaluate an investment in the Securities, the Subscriber has employed the services of an investment advisor, attorney or accountant or other advisor to read all of the documents furnished or made available by us to the Subscriber, to evaluate the merits and risks of such an investment on its behalf, and that the Subscriber recognizes the highly speculative nature of an investment in the Securities, and the Subscriber represents that he or she is familiar with our business operations and financial affairs and has been provided with all information pertaining to us it has requested.

The Subscriber understands that he or she or it may be unable to liquidate the Securities and that is ability to transfer the Securities is limited. The Subscriber’s overall commitment to investments, which are not readily marketable, is not disproportionate to Subscriber’s net worth, and the investment in the Securities will not cause the Subscriber’s overall investment in illiquid high-risk investments to become excessive in proportion to Subscriber’s assets, liabilities and living standards. The Subscriber can bear the economic risk of an investment in the Securities for an indefinite period of time and can bear a loss of the entire investment in the Securities without financial hardship or a change in its living conditions.

2.3 Representations and Information Provided

The Subscriber is not investing in the Securities based upon any representation, oral or written, by any person with respect to the future value of, if any, or the income from, if any, the Securities. Neither us nor any of our officers, directors, shareholders, partners, employees or agents, or any other persons have represented, guaranteed or warranted, whether expressly or by implication, that: (i) the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of our activities or the Subscriber’s investment in the Securities; or (ii) our past performance or experience of our management, or of any other person, will in any way indicate predictable results regarding the ownership of our Securities, the future value of the Securities, or of our activities.

No oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the Subscriber or the Subscriber’s advisor(s) in connection with the Offering is in any way inconsistent with the information stated in this Subscription Agreement.

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Subscriber - Signature

2.4 Use of Proceeds.

The Subscriber understands and acknowledges that our management will have complete discretion over the use of the proceeds from the Offering. The Subscriber acknowledges that our management has this sole discretion over the use of proceeds and there are no assurances that they will use the proceeds as they currently intend or that any one or a combination of the various uses of the proceeds will result in any aspect of our operations being successful. As a result, our management may spend the proceeds on a broad variety of items that are not associated with the above-described uses of proceeds. Subscriber acknowledges that it will have no control or ability to influence or participate in the determination of how the proceeds from this Offering will be utilized and the use of the proceeds by management cannot currently be predicted with any accuracy.

2.5 Investment Intention of Subscriber.

The Subscriber understands that the Securities have not been registered under the Securities Act and we are relying upon an exemption from registration under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In connection with this, the Subscriber understands that it is the position of the Securities and Exchange Commission (“SEC”) that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that its present intention was to hold the Securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.  The Subscriber realizes that, in the view of the SEC, an investor who purchases the Securities with a present intent to resell the interest would not be purchasing for investment as required by SEC rules.

2.6 Reliance on Exemptions from Registration

The Subscriber understands and acknowledges that the Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of the United States and state securities laws and that we are relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein without limitation in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

2.7 Lack of Public Market.

The Subscriber acknowledges that no public market presently exists for the Securities and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

The Subscriber understands that the offer and sale of the Securities has not been and is not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless: (a) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities or (b) the Subscriber shall have delivered to us at the Subscriber’s expense an opinion of counsel (which opinion shall be in form, substance, scope and law firm acceptable to us) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”); or (d) sold or transferred in accordance with applicable securities laws to an affiliate of the Subscriber who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section; and we are not under any obligation to register the Securities under the Securities Act or any state securities laws. Notwithstanding the foregoing or

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Subscriber - Signature

anything else contained herein to the contrary, the Securities may not be pledged as collateral in connection with a bona fide margin account or other lending arrangement, unless such pledge is consistent with applicable laws, rules and regulations and at our option, the pledgor provides us with a legal opinion (which opinion shall be in form, substance, scope and law firm acceptable to us) that the pledge or other lending agreement is in compliance with applicable state and federal securities laws.

The Subscriber understands that we do not make any representation or warranty regarding our fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or our dissemination to the public of any current financial or other information concerning us, as is required by Rule 144 as one of the conditions of its availability. The Subscriber is aware that the safe harbor provided by Rule 144 of the Securities Act is not now available for Subscriber’s resale of the Securities and may never become available for Subscriber’s resale of the Securities or any portion thereof.

The Subscriber understands that the certificate or other document representing the Securities shall bear a restrictive legend, until such time as the securities are subject to an effective registration statement or otherwise may be sold by the Subscriber pursuant to an exemption from registration, in substantially the following form:

“The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The Securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the Securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.”

2.8 Authorization; Enforcement.

This Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of such Subscriber enforceable against the Subscriber in accordance with its terms.  If the Subscriber is a corporation, the corporation is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite authority to purchase and hold the Securities.  The decision to invest and the execution and delivery of this Subscription Agreement by a corporate Subscriber, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Subscriber.  The individual signing this Subscription Agreement has all the rights and authority to execute and deliver this Subscription Agreement on behalf of a corporate Subscriber.

2.9 Survival of Representations.

The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Subscription Agreement and purchase of the Securities.

2.10 Acceptance.

The Subscriber understands that we reserve the unrestricted right to reject or limit any subscription at our sole discretion.

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Subscriber - Signature

2.11 Address.

The Subscriber hereby represents that the address of Subscriber furnished by it at the end of this Subscription Agreement is the Subscriber’s principal residence if it is an individual or its principal business address if it is a corporation or other entity and that we are relying upon this information to ensure compliance with applicable federal securities and state Blue Sky laws.

2.12 No General Solicitation or Advertisement.

The Subscriber is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, posted on the Internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than one of our officers or directors with which the subscriber had a pre-existing relationship.

2.13 Lack of Escrow and Non-Refundable Subscription.

Subscriber acknowledges that all subscriptions for the Securities are non-refundable except where prohibited by law. There is no minimum amount that we must receive from the sale of the Securities prior to utilizing Offering proceeds and no Offering funds will be held in escrow.  As a result, all proceeds of the Offering will be deposited into our operating account and become immediately available for use by us at our discretion.

2.14 Nominees.

No one other than Subscriber has any interest in or any right to acquire the Securities subscribed for by Subscriber. Subscriber understands and acknowledges that we will have no obligation to recognize the ownership, beneficial or otherwise, of such Securities by anyone other than Subscriber. Subscriber is purchasing the Securities from funds lawfully obtained and belonging to Subscriber and has not borrowed or otherwise received the funds used to purchase the Securities, or any portion thereof from any third party.

3. Miscellaneous.

3.1 Counterparts.

This Subscription Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Subscription Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Subscription Agreement bearing the signature of the party so delivering this Subscription Agreement.  In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Subscription Agreement.

3.2 Headings.

The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

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Subscriber - Signature

3.3 Severability.

If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

3.4 Entire Agreement; Amendments.

This Subscription Agreement and the instruments referenced herein contain the entire understanding of Subscriber and us and any affiliates and/or persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither we nor Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Subscription Agreement may be amended other than by an instrument in writing signed by us and Subscriber.

3.5  Successors and Assigns.

This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Subscriber may not assign this Subscription Agreement or any rights or obligations hereunder.

3.6 Further Assurances.

The Subscriber shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other Subscription Agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

3.7  Acknowledgement.

The Subscriber acknowledges that it has independently evaluated the merits of the transactions contemplated by this Subscription Agreement, reviewed and understood the terms of this Subscription Agreement. Subscriber represents that it has independently made a decision to enter into the transactions contemplated by the foregoing documents and agreements and has only relied upon its investment, tax and legal advisors in purchasing the Securities. Subscriber is not acting in concert with any other person in making our purchase of the Securities hereunder.

3.8 Law and Arbitration.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts executed and performed in such State, without giving effect to conflict of law principles.

3.9 Presumption against Scrivener.

Each party waives the presumption that this Subscription Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

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Subscriber - Signature

NOTICES

WE SHALL HAVE THE FOLLOWING AVAILABLE FOR REVIEW FOR EACH INVESTOR OR HIS AGENT, DURING THIS PRIVATE PLACEMENT AND PRIOR TO THE SALE OF SHARES UPON REQUEST:  (1) ACCESS TO ALL BOOKS AND RECORDS OF THE CORPORATION; (2) ACCESS TO ALL MATERIAL CONTRACTS AND DOCUMENTS RELATING TO THE TRANSACTIONS DESCRIBED HEREIN AND THE CORPORATION'S OPERATIONS; AND (3) THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, ANY PERSON AUTHORIZED TO ACT ON BEHALF OF THE CORPORATION CONCERNING ANY ASPECT OF THE INVESTMENT, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE CORPORATION POSSESSES SUCH INFORMATION OR CAN DEVELOP IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS AGREEMENT.

CALIFORNIA RESIDENTS ONLY

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER‘S RULES. THE SALE OF THE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATION CODE.

COLORADO RESIDENTS ONLY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1981, AS AMENDED BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THIS OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND THE COLORADO SECURITIES ACT OF 1981, AS AMENDED, IF SUCH REGISTRATION IS REQUIRED.

CONNETICUT RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

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Subscriber - Signature

FLORIDA RESIDENTS ONLY

ANY SALE IN FLORIDA IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed as of the date first above written.

Subscription Amount:

Total Number of Units purchased:__________________

Aggregate Purchase Price: ________________ ($1.00) for each one (1) Unit

Method of Payment: Check

Subscriber:

By:

_____________________________ (signature)

Name: _____________________________ (print name)

Title:

_____________________________

Address:

___________________________________

___________________________________

___________________________________

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NutraFuels, Inc.:

By:

__________________________ (signature)

Name: Edgar Ward

Title:

Chief Executive Officer

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF SUCH SECURITIES LAWS AND, IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE  SECURITIES.

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Subscriber - Signature

500,000 shares

March 5, 2014

STOCK PURCHASE WARRANT

NUTRAFUELS, Inc., a Florida corporation (the "Company"), hereby certifies that, for value received, ___________  an individual residing in the state of __________ ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time, on or after the date hereof and prior to the one year anniversary of the date hereof (the "Expiration Date"), 500,000 shares fully paid and non-assessable shares of Common Stock (as defined in Section 1.1 below) equal to the Initial Warrant Number at a purchase price per share equal to the Initial Exercise Price, subject to adjustment both as to such number of shares and as to such price as hereinafter set forth (such price per share as so adjusted from time to time being herein called the "Exercise Price").

1.

DEFINITIONS.  As used herein the following terms have the following respective meanings:

1.1.

The term “Stock” includes (a) the Company's Common Stock, par value [$.001] per share, and (b) any other securities into which or for which any of the securities described in clause (a) above have been converted or exchanged pursuant to the Certificate of Determination of Preferences applicable to such securities, or any plan of recapitalization, reorganization, merger or consolidation, or otherwise.

1.2.

The term “Company” shall mean NUTRAFUELS, Inc.

1.3.

The term “Initial Exercise Price” shall mean one dollar ($1.00 USD) per share.

1.4.

The term “Person” shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

1.5.

The term “Warrant Exercise Period” shall mean the period beginning on the date hereof and ending on the Expiration Date.

2.

EXERCISE OF WARRANT.  Subject to the limitations set forth in Section 3, this Warrant may be exercised (in whole and not in part) by Holder at any time during the Warrant Exercise Period by surrender of this Warrant to the Company at its principal office, together with (a) the Form of Subscription at the end hereof duly executed by Holder, (b) such other documents, statements, subscription agreements or other items as may be reasonably requested by the Company in furtherance of the requirements set forth in Section 3 and (c) payment, by certified check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Stock for which this Warrant is then being exercised by the Exercise Price then in effect.

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Subscriber - Signature

3.

RESTRICTIONS ON TRANSFER.

3.1.

Securities Law Restrictions.  Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may become subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise.  With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued to, Holder in any state in which such exercise would be unlawful.  Holder agrees that the Company may place such legend or legends on certificates representing securities issued upon exercise of this Warrant as the Company may reasonably deem necessary to comply with applicable state and federal securities laws for the issuance of such securities.

3.2.

Representations by Holder.  By acceptance of this Warrant as set forth below, Holder represents and warrants to the Company that Holder is acquiring this Warrant, and will acquire any shares of Stock issued upon exercise of this Warrant, for Holder’s own account and for investment and without any present intention of selling or otherwise disposing of this Warrant or any such shares of Stock.

3.3.

Warrant Non-Transferable.  This Warrant is not transferable by Holder without the express prior written consent of the Company, which consent may be withheld at the Company’s sole discretion unless Holder establishes to the Company’s satisfaction that the transfer is in compliance with all federal and state securities laws and that the transferee will be bound by the terms of this Warrant and the Company’s Shareholders Agreement of even date.

4.

DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

4.1.

Delivery.  Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Holder a certificate or certificates for the number of fully paid and non-assessable shares of Stock to which such Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which Holder is entitled upon such exercise.

4.2.

Fractional Shares. This Warrant may not be exercised as to fractional shares of Stock.  In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Stock, then in such event Holder shall be entitled to cash equal to the fair market value of such fractional share as determined by the Company's Board of Directors.

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Subscriber - Signature

5.

ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS.  In case at any time or from time to time the holders of Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefore: (a) other or additional stock or other securities or property (other than cash) by way of dividend; or, (b) other or additional (or less) stock or other securities or property (including cash) by way of automatic conversion, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Stock issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 7), then and in each such case Holder on the exercise hereof as provided in Section 2 above shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) which Holder would have held on the date of such exercise if, on the date of the events described in subsections (a) and (b) above, Holder had been the holder of record of the number of shares of Stock subject to such exercise and had thereafter, during the period from the date of such events to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by Holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7.

6.

ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

6.1.

Certain Adjustments.  In case at any time or from time to time the Company shall (a) consolidate with or merge into any other person or (b) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case on the exercise hereof as provided in Section 2 at any time after the consummation of such consolidation or merger or transfer of assets (and prior to the effective date of such dissolution), as the case may be, Holder shall receive, in lieu of the Stock issuable on such exercise prior to such consummation, the stock and other securities and property (including cash) to which Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7.

6.2.

Continuation of Terms.  Upon any consolidation or merger referred to in Section 6.1(a), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such merger or consolidation, and shall be binding upon the issuer of any such Stock or other securities whether or not such person shall have expressly assumed the terms of this Warrant.  Upon any partial exercise of this Warrant, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the remaining unexercised shares of Stock covered hereby.  Anything herein to the contrary notwithstanding, in the event of a transfer of assets as described in Section 6.1(b), this Warrant shall expire and be of no further force or effect upon the dissolution of the Company, as and to the extent the Warrant is not properly exercised prior to the effective date of such dissolution.

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Subscriber - Signature

7.

STOCK SPLITS AND STOCK DIVIDENDS.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of Stock (a "Stock Event"), then the number of shares of Stock to be received by the Holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder immediately prior to such Stock Event to the total number of shares of the Company outstanding immediately prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder immediately after such Stock Event to the total number of shares of the Company outstanding immediately after such Stock Event.  The Exercise Price shall be proportionately decreased or increased upon the occurrence of any Stock Event.

8.

CERTAIN OBLIGATIONS OF THE COMPANY.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Stock, solely for the purpose of issuance upon exercise of this Warrant, a number of shares of Stock equal to the number of shares of Stock issuable upon exercise of this Warrant in effect from time to time.  The Company will from time to time, in accordance with the laws of the State of Florida, take action to increase the authorized amount of its Stock if at any time the number of shares of Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant in full.  The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to Holder, at the address of the Holder of this Warrant appearing on the books of the Company, of each change in the location of such office.

9.

CERTIFICATE AS TO ADJUSTMENTS.  In case of any event that may require any adjustment or readjustment in the shares of Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare and send to Holder a certificate setting forth such adjustment or readjustment, including a statement of (a) the number of shares of Stock then outstanding on a fully diluted basis, (b) the number of shares of Stock to be received upon exercise of this Warrant, as in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof, and (c) a calculation of the new Exercise Price in case of any adjustment of the Exercise Price.

10.

NOTICES OF RECORD DATE.  In the event of:  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (b) any automatic conversion of the Stock into any other securities of the Company; (c) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation with or merger of the Company into any other Person; or (d) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such event, the Company will mail or cause to be mailed to Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the estimated date on which any such conversion, reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Stock shall be entitled to exchange their shares of Stock for securities or other property deliverable on such conversion, reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 15 days prior to the date specified in such notice on which any such action is expected to be taken.

_________________________________

Subscriber - Signature

11.

NOTICES.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by facsimile machine to such address or facsimile number set forth on the signature page hereof, unless and until Holder furnishes to the Company a different address or facsimile number.

12.

MISCELLANEOUS.  In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  Holder shall have no rights as a shareholder of the Company until the date of the issuance to Holder of stock certificates for Stock upon the exercise of the Warrant in accordance with the terms hereof.  This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of Florida.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be executed by its duly authorized officer as of the date first above written.

ACKNOWLEDGED AND AGREED:

                NUTRAFUELS, Inc.

By:

_______________________________

Edgar Ward

_________________________________

Subscriber - Signature

FORM OF SUBSCRIPTION

(To be signed only upon exercise of
Stock Purchase Warrant)

TO:  NUTRAFUELS, INC.

The undersigned, the Holder of the within Stock Purchase Warrant, hereby irrevocably elects to exercise this Stock Purchase Warrant for, and to purchase there under 500,000* shares of Common Stock of Nutafuels, Inc. (the "Company"), and herewith makes payment of $1.00 per share or an aggregate of $500,000 therefore and requests that the certificates for such shares be issued in the name of and delivered to the undersigned, whose address is set forth below.  The undersigned agrees to deliver to the Company such additional documentation as may be requested by the Company in accordance with the Stock Purchase Warrant.

Dated: ______________________

__________________________________________

(Signature must conform in all respects to the name

of Holder as specified on the face of the

Stock Purchase Warrant)

__________________________________________

__________________________________________

__________________________________________

(Address)

*Insert here the number of shares (all or part of the number of shares called for in the Stock Purchase Warrant) as to which the Stock Purchase Warrant is being exercised, without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Stock Purchase Warrant, may be deliverable on exercise, it being understood that the exercise of the Stock Purchase Warrant with respect to the number of shares set forth herein is deemed also to be the exercise of the Stock Purchase Warrant with respect to such other stock, securities, cash or property.

_________________________________

Subscriber - Signature